UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 12, 2018

Summit Financial Group, Inc.
(Exact name of registrant as specified in its charter)

West Virginia	No. 0-16587	55-0672148
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

300 North Main Street
Moorefield, West Virginia 26836
(Address of Principal Executive Offices)
(304) 530-1000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 - Other Events
Item 8.01    Other Events

On December 22, 2017, the Tax Cuts and Jobs Act (“TCJA”) was signed into law. Among other things, the TCJA permanently lowers the federal corporate income tax rate to 21% from the existing maximum rate of 35%, effective January 1, 2018. As a result of the reduction of the federal corporate income tax rate, U.S. generally accepted accounting principles require companies to re-measure their deferred tax assets and deferred tax liabilities, including those accounted for in accumulated other comprehensive income, as of the date of TCJA’s enactment and record the effects as income tax expense in the reporting period of enactment.

As of December 31, 2017, Summit Financial Group, Inc. and subsidiaries (“Summit”) had net deferred tax assets. Summit will record a re-measurement of its deferred tax assets and deferred tax liabilities as of December 31, 2017, at the new federal corporate income tax rate of 21%, based upon balances in existence at the date of TCJA enactment of December 22, 2017. Summit currently expects that its net deferred tax assets will be written down by approximately $3.5 million in the fourth quarter of 2017. The write-down is expected to result in a reduction in Summit’s fourth quarter net income of approximately $0.28 per diluted share based on estimated fourth quarter weighted average diluted shares of 12.4 million. Summit’s actual write-down may vary materially from the estimate due to a number of uncertainties and factors, including the completion of its consolidated financial statements as of and for the year ended December 31, 2017.

Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding Summit’s conclusion that it will write-down its net deferred tax assets and the timing of such write-down. Words such as “expect,” “estimate,” “approximately,” “may” and variations of such words and similar expressions are intended to identify such forward-looking statements.

Readers are cautioned that such forward-looking statements, which are not historical fact, involve risks and uncertainties, including uncertainties in Summits analysis of the impact of TCJA, as well as additional risks and uncertainties detailed under the section "Risk Factors" in Part I, Item 1A of Summit’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and in Summit’s subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission ("SEC"), all of which are available on the SEC's website (www.sec.gov) or at Summit’s website (www.summitfgi.com). As such, actual results could differ materially from those contemplated by the forward-looking statements made in this Current Report on Form 8-K. Management believes the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's knowledge of Summit’s business and operations. Summit disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT FINANCIAL GROUP, INC.

Date: January 12, 2018	By: /s/ Julie R. Markwood
Julie R. Markwood
Vice President and Chief Accounting Officer